UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011 (May 1, 2011)

Cephalon, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-19119	23-2484489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Moores Road Frazer, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(610) 344-0200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Merger Agreement

On May 1, 2011, Cephalon, Inc., a Delaware corporation (the "Company"), Teva Pharmaceutical Industries Ltd., an Israeli corporation ("Parent"), and Copper Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (the "Merger Subsidiary"), entered into an Agreement and Plan of Merger, dated as of May 1, 2011 (the "Merger Agreement").  Pursuant to the Merger Agreement, the Merger Subsidiary will be merged with and into the Company (the "Merger"), with the Company surviving as an indirect wholly-owned subsidiary of Parent.

In connection with the Merger, each outstanding share of the Company's common stock (the "Common Stock"), including restricted stock awards, other than those held by the Company, Parent or the Merger Subsidiary, and other than those shares with respect to which appraisal rights are properly exercised and not withdrawn, will be converted into the right to receive $81.50 in cash, without interest.  Each option to purchase the Company's Common Stock that is outstanding and unexercised immediately prior to the effective time of the Merger will be cancelled in exchange for the right to receive the excess of $81.50 over the exercise price of such option, less applicable taxes required to be withheld.

Consummation of the Merger is subject to certain conditions, including, among others (i) approval of the Merger by the Company's stockholders, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval of the Merger by the European Commission pursuant Council Regulation 139/2004 of the European Community, as amended, and (iii) the absence of any material adverse effect on the Company’s business.  The Merger is not conditioned upon the receipt by Parent of financing.

Each of the Company and Parent have made representations and warranties in the Merger Agreement. The Company has also agreed to various covenants and agreements, including, subject to certain exceptions, (i) not to solicit alternative transactions or enter into discussions concerning, or provide non-public information to third parties in connection with, any alternative transaction and (ii) to call and hold a stockholder meeting and recommend that the Company's stockholders adopt the Merger Agreement.  The parties have also agreed to use their reasonable best efforts to cause the Merger to be consummated.

The Merger Agreement contains specified termination rights for the parties, including the right of the Company in certain circumstances to terminate the Merger Agreement and accept a Superior Proposal (as defined in the Merger Agreement).  The Merger Agreement also provides that, in certain circumstances, the Company would be required to pay Parent a termination fee of $275 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Waiver of Applicability of Rights Agreement

The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On May 1, 2011, prior to the execution of the Merger Agreement, the Company entered into an amendment (the "Second Amendment") with American Stock Transfer & Trust Company, LLC, successor in interest to American Stock Transfer & Trust Company (the "Rights Agent") to the Second Amended and Restated Rights Agreement dated as of October 27, 2003, by and between Cephalon, Inc. and StockTrans, Inc., as amended by the Agreement of Appointment and Joinder and Amendment No. 1 to the Second Amended and Restated Rights Agreement by and between Cephalon, Inc. and American Stock Transfer & Trust Company, dated as of February 9, 2007 (the "Rights Agreement").  Capitalized terms used below but not defined herein shall have the meanings assigned thereto in the Rights Agreement.

The Second Amendment, among other things, renders the Rights Agreement inapplicable to the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger.  The Second Amendment provides that none of (i) the approval, adoption, execution, delivery or performance of the Merger Agreement, (ii) the public or other announcement or disclosure of the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or (iii) the consummation of the Merger at the Effective Time (as defined in the Merger Agreement) or any of the other transactions contemplated by the Merger Agreement will result (A) in either Parent or Merger Subsidiary or any of their respective affiliates or associates being deemed an Acquiring Person or Beneficial Owner or (B) in a Stock Acquisition Date, Distribution Date or Flip-In Event.  The Amendment also provides that the Rights Agreement and the Rights established thereby will terminate in all respects immediately prior to the Effective Time (as defined in the Merger Agreement).

The Second Amended and Restated Rights Agreement, dated as of October 27, 2003, between Cephalon, Inc. and StockTrans, Inc., as Rights Agent, including the form of Rights Certificate, is included as Exhibit 1 to the Company's Registration Statement on Form 8-A (Amendment No. 2), filed with the SEC on October 27, 2003 and is incorporated herein by reference. The Agreement of Appointment and Joinder and Amendment No. 1, dated February 9, 2007, to the Second Amended and Restated Rights Agreement dated October 27, 2003, by and between the Company and the Rights Agent is included as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the SEC on February 13, 2007 and is incorporated herein by reference. The Second Amendment is included as Exhibit 4.3 to the Company's Registration Statement on Form 8-A (Amendment No. 3), filed with the SEC on May 1, 2011 and is incorporated herein by reference. The foregoing description of the Rights Agreement and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01    Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 1, 2011, by and among Cephalon, Inc., Teva Pharmaceutical Industries Ltd. and Copper Acquisition Corp.

4.1
Second Amended and Restated Rights Agreement, dated as of October 27, 2003, between Cephalon, Inc. and StockTrans, Inc., as Rights Agent (incorporated by reference to Exhibit 1 to the Company's Form 8-A (Amendment No. 2) filed with the SEC on October 27, 2003).

4.2
Agreement of Appointment and Joinder and Amendment No. 1 to the Second Amended and Restated Rights Agreement dated as of October 27, 2003, by and between Cephalon, Inc. and American Stock Transfer & Trust Company, dated as of February 9, 2007 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K field with the SEC on February 13, 2007).

4.3
Amendment No. 2 to the Second Amended and Restated Rights Agreement, as amended by the Agreement of Appointment and Joinder and Amendment No. 1 to the Second Amended and Restated Rights Agreement, by and between Cephalon, Inc. and American Stock Transfer & Trust Company, LLC dated as of May 1, 2011 (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form 8-A (Amendment No. 3), filed with the SEC on May 2, 2011).

99.1	Press Release, dated May 2, 2011, announcing the execution of the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 2, 2011	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 1, 2011, by and among Cephalon, Inc., Teva Pharmaceutical Industries Ltd. and Copper Acquisition Corp.

4.1
Second Amended and Restated Rights Agreement, dated as of October 27, 2003, between Cephalon, Inc. and StockTrans, Inc., as Rights Agent (incorporated by reference to Exhibit 1 to the Company's Form 8-A (Amendment No. 2) filed with the SEC on October 27, 2003).

4.2
Agreement of Appointment and Joinder and Amendment No. 1 to the Second Amended and Restated Rights Agreement dated as of October 27, 2003, by and between Cephalon, Inc. and American Stock Transfer & Trust Company, dated as of February 9, 2007 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K field with the SEC on February 13, 2007).

4.3
Amendment No. 2 to the Second Amended and Restated Rights Agreement, as amended by the Agreement of Appointment and Joinder and Amendment No. 1 to the Second Amended and Restated Rights Agreement, by and between Cephalon, Inc. and American Stock Transfer & Trust Company, LLC dated as of May 1, 2011 (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form 8-A (Amendment No. 3), filed with the SEC on May 2, 2011).

99.1	Press Release, dated May 2, 2011, announcing the execution of the Merger Agreement.